EXHIBIT 32.2


        CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)


In connection with the Annual Report of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the United States Securities and Exchange Commission (the "Report"), I, Nikki Nessan, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Nikki Nessan
----------------
Nikki Nessan
Chief Accounting and Financial Officer

September 28, 2004

[A signed original of this written statement required by Section 906 has been provided to Lifestream Technologies, Inc. and will be retained by Lifestream Technologies, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]